Operating leases	12 Months Ended
Dec. 31, 2019
Disclosure of leases [Abstract]
Operating leases
Operating leases

As of December 31, 2018, non-cancellable operating lease rentals were payable per the table below. From January 1, 2019, the Group has recognized right-of-use assets for these leases with the exception of short-term and low-value leases. Refer to note 20 for further information.

(In $ million)	As of December 31, 2018
Less than one year	104
Between one and five years	229
More than five years	50
Total	383

During the year ended December 31, 2018, $128 million of operating lease expense was recognized in continuing operations and $18 million was recognized in discontinued operations in the statement of comprehensive income as a component of profit or loss.